CROSSFIRST BANKSHARES, INC.
NASDAQ: CFB

Earnings Conference Call
First Quarter 2022
April 19th, 2022

Mike Maddox, President & CEO
Ben Clouse, CFO
Randy Rapp, CCO & CRO
Heather Worley, Director of IR

LEGAL DISCLAIMER

CROSSFIRST BANKSHARES, INC.

FORWARD-LOOKING STATEMENTS. The financial results in this presentation reflect preliminary, unaudited results, which are not final until the Company's Quarterly Report on Form 10-Q is filed. This presentation and oral statements made during this meeting contain forward-looking statements. These forward-looking statements reflect our current views with respect to, among other things, future events and our financial performance. These statements are often, but not always, made through the use of words or phrases such as "may," "might," "should," "could," "predict," "potential," "believe," "expect," "continue," "will," "anticipate," "seek," "estimate," "intend," "plan," "strive," "projection," "goal," "target," "outlook," "aim," "would," "annualized" and "outlook," or the negative version of those words or other comparable words or phrases of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about our industry, management's beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control. Accordingly, we caution you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions, estimates and uncertainties that are difficult to predict. Although we believe that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. There are or will be important factors that could cause our actual results to differ materially from those indicated in these forward-looking statements, including, but not limited to, the following: risks relating to the COVID-19 pandemic; risks related to general business and economic conditions and any regulatory responses to such conditions; our ability to effectively execute our growth strategy and manage our growth, including identifying and consummating suitable mergers and acquisitions; the geographic concentration of our markets; fluctuation of the fair value of our investment securities due to factors outside our control; our ability to successfully manage our credit risk and the sufficiency of our allowance; regulatory restrictions on our ability to grow due to our concentration in commercial real estate lending; our ability to attract, hire and retain qualified management personnel; interest rate fluctuations; our ability to raise or maintain sufficient capital; competition from banks, credit unions and other financial services providers; the effectiveness of our risk management framework in mitigating risks and losses; our ability to maintain effective internal control over financial reporting; our ability to keep pace with technological changes; system failures and interruptions, cyber-attacks and security breaches; employee error, fraudulent activity by employees or clients and inaccurate or incomplete information about our clients and counterparties; our ability to maintain our reputation; costs and effects of litigation, investigations or similar matters; risk exposure from transactions with financial counterparties; severe weather, acts of god, acts of war or terrorism; compliance with governmental and regulatory requirements; changes in the laws, rules, regulations, interpretations or policies relating to financial institutions, accounting, tax, trade, monetary and fiscal matters; compliance with requirements associated with being a public company; level of coverage of our business by securities analysts; and future equity issuances.

Any forward-looking statement speaks only as of the date on which it is made, and we do not undertake any obligation to update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law.

NON-GAAP FINANCIAL INFORMATION. This presentation contains certain non-GAAP measures. These non-GAAP measures, as calculated by CrossFirst, are not necessarily comparable to similarly titled measures reported by other companies. Additionally, these non-GAAP measures are not measures of financial performance or liquidity under GAAP and should not be considered alternatives to the Company's other financial information determined under GAAP. The Company believes that the non-GAAP financial measures presented reflect industry conventions, or standard measures within the industry, and provide useful information to the Company's management, investors and other parties interested in the Company's operating performance. See reconciliations of certain non-GAAP measures included at the end of this presentation.

MARKET AND INDUSTRY DATA. This presentation references certain market, industry and demographic data, forecasts and other statistical information. We have obtained this data, forecasts and information from various independent, third party industry sources and publications. Nothing in the data, forecasts or information used or derived from third party sources should be construed as advice. Some data and other information are also based on our good faith estimates, which are derived from our review of industry publications and surveys and independent sources. We believe that these sources and estimates are reliable but have not independently verified them. Statements as to our market position are based on market data currently available to us. Although we are not aware of any misstatements regarding the economic, employment, industry and other market data presented herein, these estimates involve inherent risks and uncertainties and are based on assumptions that are subject to change.

2

Management Team CROSSFIRST BANKSHARES, INC. Mike

Maddox

President, CEO and Director

Joined CrossFirst in 2008 after serving as Kansas City regional president for Intrust Bank Practicing lawyer for more than six years before joining Intrust Bank Appointed to CEO June 1, 2020 after

12 years of service B.S. Business, University of Kansas; J.D. Law,

University of Kansas; Graduate School of Banking at the University

of Wisconsin –Madison Ben Clouse

Chief Financial Officer

More than 25 years of experience in financial services, asset and wealth management, banking, retail and transportation, including public company CFO experience Joined CrossFirst in July 2021 after

serving as CFO of Waddell & Reed Financial, Inc. (formerly NYSE:

WDR) until its acquisition in 2021 Significant experience

leading financial operations as well as driving operational change

B.S. Business, Kansas State University; Master of Accountancy, Kansas

State University Obtained CPA designation and FINRA Series 27 license Randy Rapp

Chief Risk Officer and Chief Credit Officer

More than 33 years of commercial banking experience in Texas in various credit, production, risk and executive roles Joined

CrossFirst in March 2019 after a 19year

career at Texas Capital Bank (NASDAQ:TCBI) serving as Executive

Vice President and Chief Credit Officer from May 2015 until

March 2019 B.B.A. Accounting, The University of Texasat Austin

and M.B.A. Finance, Texas Christian University Obtained

CPA designation Heather Worley –Director of Investor

Relations

More than 15 years of experience in marketing, communications and investor relations in banking and finance Joined CrossFirst in

September 2021. Previously, SVP & Director of IR for Texas

Capital Bancshares, Inc. (NASDAQ: TCBI) Recognized

by Institutional Investor magazine AllAmerica

Executive Team 2017 | Top Investor Relations
Professional & AllAmerica Executive Team 2019 | Top Investor

Relations Program B.A. Communications, Mississippi State University

Other Senior Executives Steve Peterson Chief Banking

Officer of CrossFirst Bank 21+ years of banking experience

Joined CrossFirst in 2011 Amy Fauss Chief Operating & Chief Human

Relations Officer of CrossFirst Bank 28+ years of banking experience

Joined CrossFirst in 2009 Jana Merfen Chief Technology Officer

of CrossFirst Bank 12+ years of technology experience Joined

CrossFirst in 2021 3

2022 Strategic Vision CROSSFIRST BANKSHARES, INC.

…As One Team. Invest in our people to enhance our culture

Build our success

to be recognized as a Gallup® Best Place To Work

…Operating as One Bank. Accelerate our growth to increase loans, deposits,

and fee income through our existing markets and new business verticals while prudently managing risk

Evaluate technology partnerships to enhance our client experience,

improve efficiencies, and empower our team …With a Shared

Vision. Take a balanced approach to drive shareholder

value and invest for future growth

Support our strategic partners to make a positive impact in our communities

4

Our Approach to Employees CROSSFIRST BANKSAHRES, INC. Growing Team
Added four new producers during Q1 2022, including a new

leader of our restaurant finance group
Gallup Focused Organization
Companies focused on strengths have more engaged employees, higher customer engagement, an
d increased sales and profits We are committed to contributing to our employees’ well being and ensuring every employee has a voice
We are focused on strengths, engagement and performance,

to build an exceptional workplace, develop our employees, and deliv er on our extraordinary service promise Managers focused on strengths and performance development Engaged employees lead to engaged customers Superior business Performance

TECHNOLOGY INVESTMENT

CROSSFIRST BANKSHARES, INC.


DATA-NATIVE ORGANIZATION
FINTECH FUND INVESTMENT
FUTURE FIT TECHNOLOGY STRATEGY
CYBER & INFORMATION SECURITY
DIGITAL TRANSFORMATION

Data-Native Organization

- Invested in infrastructure, enterprise data architecture plans, and integration of critical systems

Fintech Partnerships

- Invested in two additional FinTech funds
- Aim to positively impact the client experience, increase client engagement, and leverage technology to enhance client processes

Digital Transformation

- Investment in Digital Banking Platform to support client experience and growth opportunities
- Deployed new software to support automation and data efficiency

Cyber & Information Security

- Continued enhancements to the Cyber & Information Security program including third-party service providers

6

Our Road to Success CROSSFIRST BANKSAHRES, INC. ONE TEAM

Focusing on: Elevating our Strong Corporate Culture by Living our

CrossFirst Values Attracting

and Retaining High Performing Talent Wellbeing of our

Employees ONE BANK Focusing on: Targeting Businesses and

Professionals BranchLight

Technology Focused Delivering Extraordinary Service and

Customer Experience SHARED VISION Focusing on: Performance

& Profitability Seizing Growth Opportunities Strong Credit Quality

Enhancing Products and Services Managing Enterprise Risk

Contributing to our Communities Total Assets %5.5 billion

Gross Loans $4.3 billion Total Deposits $4.6 billion Book

Value/ Share $12.53 7

FIRST QUARTER 2022 HIGHLIGHTS

CROSSFIRST BANKSHARES, INC.

Financial Performance	Net Income	Diluted EPS	ROE	ROA
	$16.8M	**$0.33**	**10.4%**	**1.23%**

Net Income

- ✓ Stable net interest income, sequentially declining 1% due to loan accrual changes and declining PPP fees masking growth; increased 5% from Q1 2021
- ✓ Fully tax equivalent NIM was stable decreasing 1bp during Q1 2022 and has expanded 28bps from Q1 2021
- ✓ Noninterest income increase of 3% from Q4 2021 and 19% increase from Q1 2021 on continued credit card and treasury business growth

Balance Sheet

- ✓ Loan portfolio increased 2% from Q4 2021, or 9% annualized. Ex-PPP,[1] the portfolio increased 3% from Q4 2021, or 12% annualized
- ✓ Total deposits decreased 1% from the prior quarter with a stable percentage of DDA

Credit Quality

- ✓ Classified loans / total capital + combined ACL ratio decreased to 10.7%[2] and has declined from 38.2% at Q1 2021
- ✓ NCOs / average loans of 0.10% compared to 0.07% in Q4 2021 and 0.74% in Q1 2021
- ✓ NPAs / average assets rose 6bps during the quarter to 0.64% and have declined 51bps from Q1 2021

(1) Represents a Non-GAAP financial measure, see Non-GAAP reconciliation slides at the end of the presentation for more detail.
(2) Includes the accrual for off-balance sheet credit risk from unfunded commitments ("RUC") that resulted from CECL adoption on January 1, 2022.

8

EXPANDING OUR FOOTPRINT CROSSFIRST BANKSHARES,

INC. AREAS OF FOCUS

Continue to execute our organic growth strategy in existing

markets

Focus on new expansion in target markets where wecurrently

have client business

Evaluate expansion strategies in key target markets: De

Novo Expansion: Hire experienced talent toexpand in key

growth markets Strategic Acquisition: Provides operational scale and synergies Adds new lines of business Adds fee income opportunities

POTENTIAL TARGET MARKETS Austin, Texas Fort Worth,

Texas Nashville, Tennessee San Antonio, Texas

Denver, Colorado Houston, Texas Omaha, Nebraska 9

Net Interest Margin CROSSFIRST BANKSAHRES, INC. Yield

on Loans & Cost of Deposits 3.94% 0.48% 3.99% 0.41% 4.00%

0.38% 4.17% 0.33% 4.00% 0.31% Q1 Q2 Q3 Q4 Q1 2021 2021

2021 2021 2022 Net Interest Margin

FullyTax Equivalent (FTE)* 3.01% 3.14%

3.23% 3.20% 3.29% Q1 Q2 Q3 Q4 Q1 2021 2021 2021 2021 2022

Fully taxequivalent net interest margin decreased

1bp to 3.29% in Q1 2022 from Q4 2021, primarily due to nonaccrual changes, fewer days and continued declines in PPP Fees Loan to deposit ratio increased to 94% from 91% in Q4 2021 Current funding structure allows for significant additional capacity for borrowing or wholesale funding if necessary * For all quarters presented, investment yield accrual calculation

changed to 30/360 from actual/actual and excludes unrealized gains and losses in the investment portfolio and earning assets 10

Net Interest Income Sensitivity CROSSFIRST BANKSAHRES, INC. Net

Interest Income Impact From Rate Changes 3.01% 3.14% 3.23% 3.20

%

3.29% Q1 Q2 Q3 Q4 Q1 2021 2021 2021 2021 2022 Loans:

Rate Reset and Cash Flow Profile 1.53% 0.58% 4.63% 1.87% 7.93%

3.44% 1.13% 5.22% +100 bps +200 bps +300 bps +400 bps

Rate Shock * Rate Ramp*

61% 10% 9% 17% 3% 13 Months 412

Months 12 Years 25

Years

>5 Years

Anticipated asset sensitivity with rate increases driving potential expansion of net interest income Roughly 70% of Company’s earning assets reprice or mature over the next 12 months, with 51% in

month 1 Note: Data as of March 31, 2022 * Rate Shock analysis:

measures instantaneous parallel shifts in market rates Rate Ramp analysis:

rate changes occur gradually over 12 months time Balance

sheet size and mix held constant from month end position and includes average YTD loan fees (excluding PPP fees) 11

Loan Floor Analysis CROSSFIRST BANKSHARES, INC. Variable

Loans (Computed Coupon minus Floor) [with floors > 0% and next reset date within 3 months] $49 $130 $133 $244 $920 Beyond

1% 0.51% to 1%

0.25% to 0.5% 0% to

0.25% At Floor or Above $550 millionof loans with floors in effect

Future rate increases will drive higher loan yields as the impact of floors diminishes

Note: Dollar amounts are in millions. Data as of March 31, 2022

12

Asset Quality Performance CROSSFIRST BANKSHARES, INC. Classified Loans / (Total Capital + ACL + RUC * ) $268.9 $170.7 $124.1 $78.7 $73.3 38.2% 24.0% 17.3% 10.8% 10.7% Q1 Q2 Q3 Q4 Q1 2021 2021 2021 2021 2022 Classified Loans Ratio Classified loans continue to trend down 22% of classifieds in Q1 2022 relate to
Energy, down from 27% in Q4 2021 The energy portfolio

represents less than 45% of our total capital Nonperforming Assets

/ As
sets 1.15% 1.09% 0.92% 0.58% 0.64% Q1 Q2 Q3 Q4 Q1 2021 2021 2021 2021 2022 NPAs increased slightly due primarily to the downgrade of a commercial and industrial loan 25% of the nonperforming asset balance in Q1 2022 relates to energy credits
Note: Dollar amounts are in millions. * Includes the accrual for off balance sheet credit r isk from unfunded commitments (“RUC”) that resulted from CECL adoption on January 1, 2022.

Asset Quality Performance CROSSFIRST BANKSHARES, INC. Net

Charge
Offs / Average Loans(1) 0.74% 0.23% 0.13% 0.07% 0.10% Q1 Q2

Q3 Q4 Q1 2021 2021 2021 2021 2022 Allowance for

Credit Losses / T
otal Loans
1.65% 1.78% 1.51% 1.37% 1.38% 1.27% $74.6 $75.5 $64.2 $58.4

$55.2 Q1 Q2 Q3 Q4 Q1 2021 2021 2021 2021 2022 Q1 2022

had $1.1 mi
llion of net charge
offs which consisted of loans in both energy and commercial

and industrial credits Based on CECL adoption, red
uced ACL/Total Loans to 1.27% at end of Q1 2022 by releasing $625 thousand in reserves and added accrual for unfunded commitm
ents of $5.5 million Combined allowance for credit losses

to nonperforming loans at the end of Q1 2022 was 169% Note: Dollar amount
s are in millions Ratio is annualized for interim periods. Includes the

$4.9 million accrual for off
balance sheet credit risk from unfunded commitments (“RUC”) that resulted from CECL adoption on January 1, 2022. 14

2022 Guidance CROSSFIRST BANKSHARES, INC. Business Driver Annual Outlook

Loans Expect 810% core loan growth Deposits

Expect continued deposit growth to fund lending growth with a continued

focus on improving the DDA mix Net Interest Margin (NIM)

Expect NIM to increase throughout the year as rates move higher as roughly 70% of our earnings assets are variable ACL / Loans Anticipated to remain in the 1.30% to 1.45% range, based on current economic conditions Effective Tax Rate Expect to remain in the 2023%

range 15

CROSSFIRST BANKSAHRES, INC. Supplemental information 16

Stock Repurchase Activity CROSSFIRST BANKSHARES, INC. 51,680

51,679 50,959 51,003 50,450 49,728 610 88 576 0 566 1,058 Q4 Q1

Q2 Q3 Q4 Q1 2020 2021 2021 2021 2021 2022 # of Shares Repurchased

# of Shares OutstandingRepurchased 2% of outstanding shares in Q1

2022 Return of accumulated capital and earnings to shareholders

Drives improvementin ROE and EPS Little tangible

book value dilution and a short earnback period Note: shares in thousands 17

capital Ratios C ROSSFIRST BANKSHA RES, INC. Capital Ratios 12.0% 12.0% 13.3% 12.4% 12.4% 13.7% 12.6% 12.6% 13.9% 12.5% 12.5% 13.6% 11.9% 11.9% 12.9% Q1 Q2 Q3 Q4 Q1 2021 2021 2021 2021 2022 Common Equity Tier 1 Tier 1 Risk Based Total Risk Based Capital Maintaining strong capital levels to support future growth Continue to remain well capitalized as we return capital to shareholders Execution of our profitable growth strategy supports capital ratios Capital ratios have decreased due to share repurchase ac tivity and loan growth 18

Diverse loan portfolio CROSSFIRST BANKSHARES, INC. Loan

Mix by Type ($4.3bn) Commercial & Industrial 33% Owner

Occupied Real Estate 6% SBA PPP 1% Energy 6% Commercial

Real Estate 45% Residential Real Estate 8% Other 1% Note: Gross

loans, (net of unearned income) data as of March 31, 2022. 19

Diverse loan portfolio CROSSFIRST BANKSHARES, INC. CRE

Loan Portfolio by Segment ($1.8bn) MultiFamily

16% Retail 15% Office 15% Industrial 11% 14

Family Res Construction 7% Hotel 11% Other 25% Commercial

and Industrial Loan Breakdown by Type ($1.4bn) Restaurants

4% Financial Management 4% Aircraft & Transportation 8%

Merchant Wholesalers 5% 18 Other Industries 44% Manufacturing 13%

Business Loans to Individuals 7% Health Care 6% Engineering

& Contracting 9% Note: Data as of March 31, 2022. 20

Balance Sheet Growth CROSSFIRST BANKSHARES, INC. 3,061

3,208 3,852 3,924 4,442 4,695 4,256 4,684 4,350 4,622 2018 2019

2020 2021 Q1 2022 Gross loans net of unearned fees Total

deposits Balance sheet Q1 2022 QoQ 2018Q1 20220CAGR Gross Loans

2% 11% Gross Loans ex PPP* 3% 0% Total Deposits

1% 12% Total Assets 2% 10% Annualized

loan growth of 12% during Q1 2022, excluding the impact of

PPP* $34 million in PPP loans were forgiven in Q1 2022 $304

million in PPP loans were forgiven in 2021 Note: Dollars are

in millions. * Represents a nonGAAP financial measure.

See NonGAAP Reconciliation slides at the end of this

presentation for additional detail. 21

expense management CROSSFIRST BANKSHARES, INC. $22.8 $25.8 $24.0

$26.7 $27.7 $4.9 $5.9 $4.5 $5.1 $5.2 $1.8 $1.8 $1.7 $1.9 $2.1 $2.5

$2.4 $2.4 $2.4 $2.5 $13.6 $15.7

$15.4 $16.5 $17.9 Q1 Q2 Q3 Q4 Q1 2021 2021 2021 2021 2022

Salaries & Benefits Occupancy Data Processing, Software &

Comm Other Investments in talent and technology continue to account for the increase in expenses The increase in salaries and benefits wasdriven by continued hiring for production

talent and annual merit increases Note: Dollars are in millions and amounts shown are asof the end of the period unless otherwise

specified. 22

improving core funding base CROSSFIRST BANKSAHRES, INC.

Total Deposits and % DDA5052435744374684462242573538347635213512795

81996111631110Q1Q2Q3Q4Q120212021202120212022DDAOther

Deposits Cost of Deposits0.48% 0.41%0.38%0.33%0.31%Demand

deposits have increased 40% since Q1 2021Deposit costs have

trended down due to the persistent low-rate environmentDDA decreased due to seasonality related to tax payments Note: Dollars are

in millions and amounts shown are as of the end of the period.23

LOAN PORTFOLIO

CROSSFIRST BANKSHARES, INC.


Gross Loans by Type
$4,523
$464
$2,096
$343
$1,620
$4,252
$468
$2,073
$326
$1,385
$4,246
$471
$2,064
$296
$1,415
$4,270
$469
$2,055
$279
$1,467
$4,363
$460
$2,145
$272
$1,486
Q1 2021
Q2 2021
Q3 2021
Q4 2021
Q1 2022
Commercial
Energy
Commercial Real Estate
Consumer
Loan Yield
3.94%
3.99%
4.00%
4.17%
4.00%

- The loan portfolio, excluding PPP loans*, at Q1 2022 grew 3.0% from previous quarter
- Loan growth primarily driven by commercial real estate and commercial and industrial portfolios
- Line utilization continues to be less than historical average
- Grew loans despite $362mm in borrower paydowns
- Net balance of participations and syndications was $54 million as of Q1 2022

Note: Dollars are in millions and amounts shown are as of the end of the period.
* Represents a non-GAAP financial measure. See Non-GAAP Reconciliation slides at the end of this presentation for additional detail.

24

PPP LOAN SUMMARY

CROSSFIRST BANKSHARES, INC.

Fee Recognition



$336
$3.7
$2.2
$2.1
$197
$4.2
$0.5
$1.7
$109
$3.0
$1.3
$1.7
$0.9
$0.8
Q1 2021
Q2 2021
Q2 2021
Q3 2021
Q3 2021
Q4 2021
Q4 2021
Q1 2022
Q1 2022
Round 1 Unrecognized Fees
Fee Recognized
Round 2 Unrecognized Fees

PPP Timeline



$5.9
$111
$225
($161)
$4.7
$129
$68
($88)
$96
$13
($44)
$65
($34)
$31
Q1 2021 End
Q2 2021 Forgiven
Q2 2021 End
Q3 2021 Forgiven
Q3 2021 End
Q4 2021 Forgiven
Q4 2021 End
Q1 2022 Forgiven
Q1 2022 End
2020 PPP Loans
Loan Forgiveness
2021 PPP Loans

Note: As of end of period; dollars in millions.

25

SECURITIES PORTFOLIO

CROSSFIRST BANKSHARES, INC.

Investment Portfolio Breakout as of March 31, 2022


Municipal - Taxable
1.0%
MBS (Fixed)
23.4%
Municipal - Tax-
Exempt
72.8%
Other,
0.7%
CMO
(Fixed) 2.1%

Total: ~$723 million[(1)]

Securities Yield - Fully Tax Equivalent[(2)]


3.01%
3.07%
3.04%
3.02%
3.00%
2.45%
2.58%
2.58%
2.54%
2.61%
Q1 2021
Q2 2021
Q3 2021
Q4 2021
Q1 2022
Securities Yield - Cost of Funds Spread
Securities Yield

- At the end of Q1 2022, the portfolio's duration was approximately 4.8 years
- The fully taxable equivalent yield for Q1 2022 decreased 2bps to 3.00%
- The securities portfolio has unrealized loss of approximately $30 million as of March 31, 2022
- During Q1 2022, $47 million of securities were purchased at an average tax-equivalent yield of 2.63% and there were $10 million in MBS paydowns

(1) Based on approximate fair value.
(2) A tax rate of 21% is used to calculate the fully tax equivalent yield

26

QUARTERLY SELECTED FINANCIALS

CROSSFIRST BANK

(Dollars in thousands, except per share data)

CrossFirst Bankshares, Inc. Quarterly Financials

For the Three Months Ended

	3/31/22	12/31/21	9/30/21	6/30/21	3/31/21
Income Statement Data:					
Interest income	$ 47,760	$ 49,202	$ 47,311	$ 48,484	$ 48,153
Interest expense	4,645	5,757	5,510	6,156	7,036
Net interest income	43,115	43,445	41,801	42,328	41,117
Provision for credit losses	(625)	(5,000)	(10,000)	3,500	7,500
Non-interest income	4,942	4,796	(1,105)	5,825	4,144
Non-interest expense	27,666	26,715	24,036	25,813	22,818
Net income before taxes	21,016	26,526	26,660	18,840	14,943
Income tax expense	4,188	5,725	5,660	3,263	2,908
Net income	16,828	20,801	21,000	15,577	12,035
Non-GAAP core operating income[1]	$ 16,828	$ 20,801	$ 25,898	$ 14,245	$ 12,035
Balance Sheet Data:					
Cash and cash equivalents	$ 276,927	$ 482,727	$ 316,722	$ 220,814	$ 630,787
Securities	722,778	745,969	708,106	712,217	685,454
Gross loans (net of unearned income)	4,349,568	4,256,213	4,233,117	4,237,944	4,508,600
Allowance for credit losses[2]	55,231	58,375	64,152	75,493	74,551
Goodwill and intangibles	110	130	149	169	188
Total assets	5,518,121	5,621,457	5,401,151	5,311,434	5,998,074
Non-interest bearing deposits	1,110,284	1,163,224	960,999	818,887	794,559
Total deposits	4,621,680	4,683,597	4,436,597	4,356,627	5,051,570
Borrowings and repurchase agreements	226,600	236,600	276,600	283,100	286,394
Trust preferred securities, net of fair value adjustments	1,022	1,009	997	986	974
Stockholders' Equity	623,199	667,573	652,407	637,190	628,834
Tangible common stockholders' equity[1]	$ 623,089	$ 667,443	$ 652,257	$ 637,021	$ 628,646
Share and Per Share Data:					
Basic earnings per common share	$ 0.33	$ 0.41	$ 0.41	$ 0.30	$ 0.23
Diluted earnings per common share	0.33	0.40	0.41	0.30	0.23
Book value per share	12.53	13.23	12.79	12.50	12.17
Tangible book value per share[1]	$ 12.53	$ 13.23	$ 12.79	$ 12.50	$ 12.16
Basic weighted average common shares outstanding	50,251,297	50,893,493	50,990,113	51,466,885	51,657,204
Diluted weighted average common shares outstanding	50,910,490	51,660,723	51,605,721	52,209,541	52,381,474
Shares outstanding at end of period	49,728,253	50,450,045	51,002,698	50,958,680	51,678,669

(1) Represents a non-GAAP financial measure. See Non-GAAP Reconciliation slides at the end of this presentation for additional detail.
(2) Implemented CECL on January 1, 2022, all prior quarters presented represent the allowance for loan losses.

27

QUARTERLY SELECTED FINANCIALS

CROSSFIRST BANK

CrossFirst Bankshares, Inc. Quarterly Financials

	For the Three Months Ended				
	3/31/22	12/31/21	9/30/21	6/30/21	3/31/21
Selected Ratios:					
Return on average assets[1]	1.23 %	1.50 %	1.54 %	1.10 %	0.84 %
Non-GAAP core operating return on average assets[1][2]	1.23	1.50	1.90	1.01	0.84
Return on average common equity	10.44	12.57	12.92	9.86	7.80
Yield on earning assets	3.59	3.65	3.56	3.51	3.45
Yield on earning assets - tax equivalent[3]	3.64	3.72	3.64	3.59	3.52
Yield on securities	2.59	2.49	2.46	2.52	2.48
Yield on securities - tax equivalent[3]	3.00	3.02	3.04	3.07	3.01
Yield on loans	4.00	4.17	4.00	3.99	3.94
Cost of funds	0.39	0.48	0.46	0.49	0.56
Cost of interest-bearing liabilities	0.51	0.61	0.57	0.59	0.65
Cost of interest-bearing deposits	0.41	0.43	0.47	0.50	0.57
Cost of deposits	0.31	0.33	0.38	0.41	0.48
Cost of other borrowings	1.95	3.03	1.82	1.79	1.79
Net interest margin - tax equivalent[3]	3.29	3.30	3.23	3.14	3.01
Non-interest expense to average assets	2.02	1.93	1.76	1.82	1.60
Efficiency ratio[4]	57.57	55.38	59.06	53.61	50.41
Non-GAAP core operating efficiency ratio (FTE)[2][4]	56.66	54.52	50.45	53.34	49.64
Non-interest bearing deposits to total deposits	24.02	24.84	21.66	18.80	15.73
Loans to deposits	94.11 %	90.87 %	95.41 %	97.28 %	89.25 %
Credit Quality Ratios:					
Allowance for credit losses to total loans	1.27 %	1.37 %	1.51 %	1.78 %	1.65 %
Allowance for credit losses + RUC to total loans[5]	1.38	-	-	-	-
Nonperforming assets to total assets	0.64	0.58	0.92	1.09	1.15
Nonperforming loans to total loans	0.79	0.74	1.15	1.33	1.48
Allowance for credit losses to nonperforming loans	159.60	185.19	131.76	133.79	112.10
Net charge-offs (recoveries) to average loans[1]	0.10 %	0.07 %	0.13 %	0.23 %	0.74 %
Capital Ratios:					
Total stockholders' equity to total assets	11.29 %	11.88 %	12.08 %	12.00 %	10.48 %
Common equity tier 1 capital ratio	11.88	12.46	12.61	12.40	12.00
Tier 1 risk-based capital ratio	11.90	12.48	12.63	12.42	12.02
Total risk-based capital ratio	12.92	13.61	13.88	13.67	13.27
Tier 1 leverage ratio	11.61 %	11.84 %	11.77 %	10.81 %	10.51 %

(1) Interim periods are annualized.
(2) Represents a non-GAAP financial measure. See Non-GAAP Reconciliation slides at the end of this presentation for additional detail.
(3) Tax-exempt income is calculated on a tax-equivalent basis. Tax-exempt income includes municipal securities, which is exempt from federal taxation. A tax rate of 21% is used.
(4) Efficiency ratio is non-interest expense divided by the sum of net interest income and non-interest income; non-GAAP core operating efficiency ratio (FTE) is adjusted for non-core or non-recurring items
(5) Includes the accrual for off-balance sheet credit risk from unfunded commitments ("RUC") that resulted from CECL adoption on January 1, 2022. As of March 31, 2022, the allowance for credit losses was $55.2 million and the accrual for off-balance sheet credit risk from unfunded commitments was $4.9 million.

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Non gaap reconciliations CROSSFIRST BANKSH ARES, INC. For the Three Months Ended (Dollars in thousands) 3/31/22 12/31/21 9/30/21 6/30/21 3/31/21 Non GAAP Core Operating Income: Net income 16,828 20,801 21,000 15,577 12,035 Add: Unrealized loss on equity security 6,200 Less: Tax effect(2) 1,302 Unrealized loss on equity security, net of tax 4,898 Add: Accelerated employee benefits 719 Less: Tax effect (3) 210 Accelerated employee benefits, net of tax 509 Less: BOLI settlement benefits(1) 1,841 Non GAAP core operating income 16,828 20,801 25,898 14,245 12,035 Non GAAP Core Operating Return on Average Assets: Net income $ 16,828 $ 20,801 21,000 15,577 $ 12,035 Non GAAP core operating income 16,828 20,801 25 ,898 14,245 12,035 Average assets 5,563,739 $ 5,490,482 5,408,984 5,673,638 $ 5,798,167 GAAP return on average assets 1.23% 1.50 1.54 1.10 0.84 Non GAAP core operating return on average assets 1.23 1.50 1.90% 1.01% 0.84 % Non GAAP Core Operating Return on Average Equity: Net income available to common stockholders 16,828 20,801 $ 21,000 15,577 12,035 Non GAAP core operating income available to common stockholders 16,828 20,801 25,898 14,245 12,035 Average common equ ity 653,747 656,415 644,715 633,417 625,875 Less: average goodwill and intangibles 121 140 160 179 199 Average Tangible Equity 653,626 656,275 644,555 633,238 $ 625,676 GAAP return on average common equity 10.44% 12.57% 12.92 9.86 7.80 Non GAAP core return on average tangible common equity 10.44% 12.57 15.94 9.02 7.80 Non GAAP Core Operating Efficiency Ratio: Non interest expense $ 27,666 $ 26,715 $ 24,036 25,813 22,818 Less: Accelerated employee benefits 719 Non GAAP non interest expense
(numerator) 27,666 26,715 24,036 25,094 22,818 Net interest income 43,115 43,445 41,801 42,328 41,117 Tax equivalent interest income(4) 775 762 748 734 704 Non interest income 4,942 4,796 (1,105) 5,825 4,144 Add: Unr ealized loss on equity securit 6,200 Less: BOLI settlement benefits 1,841 Non GAAP operating revenue (denominator) 48,832 49,003 47,644 $ 47,046 45,965 GAAP Efficiency Ratio 57.57% 55.38% 59.06% 53.61 50.41 Non GAAP core operating efficiency ratio (FTE) 56.66% 54.52 50.45 53.34% 49.64 % No tax effect. Represents the tax impact of the adjustments at a tax rate of 21.0%.
Represents the tax impact of the adjustments above at a tax rate of 21.0%, plus a permanent tax ben
efit associated with stock based grants. Tax exempt income (tax -
free municipal securities) is calculated on a tax equivalent basis. The incremental tax rate used is 21.0%.
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NON-GAAP RECONCILIATIONS

CROSSFIRST BANK

(Dollars in thousands, except per share data)	3/31/22	12/31/21	9/30/21	6/30/21	3/31/21
Tangible common stockholders' equity:					
Stockholders' equity	$ 623,199	$ 667,573	$ 652,407	$ 637,190	$ 628,834
Less: goodwill and other intangible assets	110	130	149	169	188
Tangible Stockholders' Equity	$ 623,089	$ 667,443	$ 652,258	$ 637,021	$ 628,646
Shares outstanding at end of period	49,728,253	50,450,045	51,002,698	50,958,680	51,678,669
Book value per share	$ 12.53	$ 13.23	$ 12.79	$ 12.50	$ 12.17
Tangible book value per share	$ 12.53	$ 13.23	$ 12.79	$ 12.50	$ 12.16

For the Three Months Ended

	3/31/2022	12/31/2021	9/30/2021	6/30/2021	3/31/2021
Gross loans, net of unearned income	$ 4,349,558	$ 4,256,213	$ 4,233,117	$ 4,237,944	$ 4,508,600
Less: PPP loans, net of unearned income	31,200	64,805	109,465	197,084	336,355
Non-PPP gross loans, net of unearned income	$ 4,318,358	$ 4,191,408	$ 4,123,652	$ 4,040,860	$ 4,172,245
Year-over-year loan growth	(3.53) %				
Non-GAAP year-over-year loan growth excluding PPP loans	4.00				
Linked quarter loan growth	2.19				
Non-GAAP linked quarter loan growth excluding PPP loans	3.03 %				
Allowance for loan losses	$ 55,231	$ 58,375	$ 64,152	$ 75,493	$ 74,551
Allowance for loan losses to gross loans, net of unearned income	1.27 %	1.37 %	1.51 %	1.78 %	1.65 %
Allowance for loan losses to non-PPP gross loans, net of unearned income	1.28 %	1.39 %	1.56 %	1.87 %	1.79 %

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